                                                                   Exhibit 10(f)



                                                                  EXECUTION COPY



                                FIRST AMENDMENT
                            Dated as of May 31, 1995
                                       to
                                PLEDGE AGREEMENT
                            Dated as of May 11, 1993


                 This FIRST AMENDMENT TO PLEDGE AGREEMENT dated as of May 31, 1995 (this "Amendment") is entered into by and between OHM Corporation, an Ohio corporation (the "Pledgor"), and Bank of America Illinois ("BAI"), as issuing and paying agent (in such capacity, the "Issuing and Paying Agent") on behalf of the "Banks" parties to the "Credit Agreement" referred to below.


                             PRELIMINARY STATEMENT:

                 A. The Pledgor and OHM Remediation Services Corp., an Ohio corporation (together with the Pledgor, the "Borrowers"), entered into that certain Revolving Credit Agreement dated as of May 11, 1993 (as previously amended and otherwise modified, the "Prior Credit Agreement") with the financial institutions from time to time party thereto, BAI (formerly known as Continental Bank N.A.) in its separate capacities as the administrative agent and issuing bank thereunder, and Citicorp USA, Inc. ("Citicorp"), in its capacity as agent thereunder.

                 B. In connection with the Prior Credit Agreement, the Pledgor executed that certain Pledge Agreement dated as of May 11, 1993 (as previously amended and otherwise modified, the "Pledge Agreement") in favor of the "Administrative Agent" thereunder.

                 C. The Prior Credit Agreement has been substituted and replaced by that certain Revolving Credit Agreement dated as of May 31, 1995 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrowers, the financial institutions from time to time party thereto as banks (the "Banks"), the Issuing and Paying Agent and Citicorp, in its capacity as administrative agent (the "Administrative Agent") for the Banks.

                 D. In connection with the Credit Agreement, the Borrowers, the Banks, the Issuing and Paying Agent and the Administrative Agent have agreed that the Pledge Agreement is to be amended as set forth herein.

                 E. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                 NOW, THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                 SECTION 1.  AMENDMENTS TO THE PLEDGE AGREEMENT.

                 1.1 General Definitions. Capitalized terms used in the Pledge Agreement and defined in the Credit Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement.

                 1.2 Replaced Terms. As used in the Pledge Agreement, each of the following terms shall be deemed to be replaced as follows:

                          (a) The term Administrative Agent shall be replaced by and shall mean and be a reference to the term Issuing and Paying Agent.

                          (b) The term Agent shall be replaced by and shall mean and be a reference to the term Administrative Agent.

                          (c) The term Issuing Bank shall be replaced by and shall mean and be a reference to the term Issuing Banks.

                 1.3  Other Changes.

                          (a) Each reference in the Pledge Agreement to the Credit Agreement shall mean and be a reference to the Credit Agreement as defined herein, and each reference in the Pledge Agreement to a section or provision of the Prior Credit Agreement shall mean and be a reference to the corresponding section or provision of the Credit Agreement.

                          (b) Schedule I to the Pledge Agreement is hereby amended to (i) delete the reference to Analytical Services Corp. therein and (ii) delete the number "3,710,000" opposite the reference to NSC Corporation therein and to substitute therefor "4,010,000".


                 SECTION 2. REPRESENTATIONS AND WARRANTIES. The Pledgor hereby represents and warrants that each of the representations and warranties set forth in Section 5 of the Pledge Agreement are true and correct on and as of the Effective Date of the Credit Agreement as if made on and as of such date.

                 SECTION 3.  EFFECT ON THE PLEDGE AGREEMENT.

                 3.1 Upon the effectiveness of this Amendment, each reference in the Pledge Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the Pledge Agreement as amended hereby, and each reference to the Pledge Agreement in any of the Transaction Documents and any other document, instrument or agreement executed and/or delivered in connection with the Pledge Agreement shall mean and be a reference to the Pledge Agreement as amended hereby.

                 3.2 Except as specifically set forth herein, the Pledge Agreement shall remain in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, the Pledgor hereby acknowledges and agrees that the grant of Liens and security interests contained in the Pledge Agreement shall run in favor of the Issuing and Paying Agent for the benefit of itself, the Banks and the Administrative Agent, and shall constitute security for the prompt payment and performance of the Obligations under the Credit Agreement and the other Transaction Documents.

                 3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Issuing and Paying Agent under the Pledge Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                 SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                 SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

                 SECTION 6. SECTION TITLES. Section titles in this Amendment are included herein for convenience of reference only and shall not affect in any way the interpretation of any of the provisions hereof.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first written above.

                                                   OHM CORPORATION


Attest:                                            By___________________________
                                                     Title:  Treasurer

________________________
Secretary



                                                   BANK OF AMERICA ILLINOIS, as
                                                     Issuing and Paying Agent


                                                   By___________________________
                                                     Title:  Vice President